UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
December 2, 2024
Date of Report (date of earliest event reported)

Cutera, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	000-50644	77-0492262
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
3240 Bayshore Blvd.
Brisbane, California 94005
(Address of principal executive offices)
(415) 657-5500
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.001 par value)	CUTR	The NASDAQ Stock Market, LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On November 25, 2024, the Compensation Committee of the Board of Directors, or the Board, of Cutera, Inc., or the Company, recommended, and the Board approved, one-time special cash performance and incentive bonus awards, or Incentive Awards, for the Company’s executive officers, in each case pursuant to, and subject to the terms and conditions of, a letter agreement, or Bonus Letter, the form of which is filed as Exhibit 10.1 hereto and incorporated by reference herein.

Accordingly, on November 25, 2024, the Company entered into a Bonus Letter with each of its named executive officers, providing for the following Incentive Awards:

Executive Officer	Amount
Taylor C. Harris, Chief Executive Officer	$337,500
Stuart D. Drummond, Interim Chief Financial Officer	$150,000
Jeffrey S. Jones, Chief Operating Officer	$175,000
Stephana E. Patton, Chief Legal Officer	$225,000

The Company expects to pay the Incentive Awards on December 15, 2025, in each case less applicable withholdings in accordance with the Company’s normal payroll practices. The Bonus Letters provide that each Incentive Award is subject to repayment as follows: (i) 100% if the employee separates from the Company on or before March 31, 2025, except upon a Change in Control (as defined therein) during the Change of Control Period (as defined therein), if terminated without cause, or if terminated with Good Reason (as defined therein); and (ii) 50% if the employee separates from the Company between April 1, 2025 and June 29, 2025, except upon a Change in Control (as defined therein) during the Change of Control Period (as defined therein), if terminated without cause, or if terminated for Good Reason (as defined therein).

The foregoing summary is not intended to be complete and is qualified in its entirety by reference to the full text of the Bonus Letters, the form of which is filed as Exhibit 10.1 hereto and incorporated by reference herein.
Item 9.01.    Financial Statements and Exhibits.
(d)Exhibits.

Exhibit No.	Description
10.1	Form of Bonus Letter
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CUTERA, INC.

Date: December 2, 2024	/s/ Stuart Drummond
Stuart Drummond
Interim Chief Financial Officer